Investor Presentation

November 2011

AEGION™

Shielding the world's infrastructure





Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission under the name Insituform Technologies, Inc. on February 28, 2011. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry date and forecast included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.

Diversification Strategy Positions Aegion in Attractive Growth Markets

AEGION™

2007 | 2011 Estimate

Revenue By Segment

- Water & Wastewater
- Energy & Mining
- Commercial & Structural



8%
92%



3%
45%
52%

Revenue By Geography

- North America
- Europe
- Asia-Pacific
- Latin/South America
- Middle East



2%
22%
76%



1%
5%
9%
11%
74%

Revenue By Customers

- Municipal
- Industrial
- Commercial



8%
92%



3%
43%
54%

2011 revenues represent full year estimates on a pro forma basis, as if the acquisitions were included in the full year

ENERGY & MINING GROUP | COMMERCIAL & STRUCTURAL GROUP | WATER & WASTEWATER GROUP

Expanding Product and Services Increases Returns and Margins

AEGION

2007 Revenue



0.4%
3.4%
8.4%
87.8%

2011 Estimated Revenue



Municipal Sewer and Water
Industrial Contracting
Manufacturing
Licensing/Royalties
Coating and Related
Structural
Engineering & Consulting
22.2%
2.9%
11.9%
48.7%
11.5%
0.4%
2.4%

2007	Profit Margins	2011
17.7%	Municipal Sewer and Water	17.7%
38.3%	Industrial Contracting	25.5%
25.4%	Manufacturing	33.4%
100.0%	Licensing/Royalties	100.0%
-	Coating and Related	20.4%
-	Structural	38.4%
-	Engineering & Consulting	26.8%
20.0%	Total	22.2%

2011 revenues represent full year estimates on a pro forma basis, as if the acquisitions were included in the full year

Aegion Corporation: Shielding The World's Infrastructure

AEGION™

AEGION™

ENERGY & MINING GROUP	WATER & WASTEWATER GROUP	COMMERCIAL & STRUCTURAL GROUP
BAYOU	Insituform	FIBRWRAP® The Future of Construction Technology
CCSI A BAYOU COMPANY		FYFE Tyfo FIBRWRAP Systems
corrpro		
CRTS		
united United Pipeline Systems		

Why Aegion?

- Marks the evolution of the Company into a diversified global leader in infrastructure protection
- Established growth platforms with expansion of Energy & Mining and new Commercial & Structural segments
  - → E&M revenue CAGR 2008-2011 expected to be roughly 93%
- Insituform remains the flagship of the global Water & Wastewater segment
- Holding company structure allows reorganization of various operating subsidiaries:
  - → Tax efficient manner
  - → Facilitate more cost-effective repatriation of cash to the U.S.
  - → Better manage possible legal liabilities

ENERGY & MINING GROUP | COMMERCIAL & STRUCTURAL GROUP | WATER & WASTEWATER GROUP

A Diversified Infrastructure Company Aspiring to Deliver Consistent, Premium Annual Earnings Per Share Growth and Returns

AEGION

ENERGY & MINING GROUP	COMMERCIAL & STRUCTURAL GROUP	WATER & WASTEWATER GROUP
GROWTH OUTLOOK	**GROWTH OUTLOOK**	**GROWTH OUTLOOK**
Moderate to High	High	Low (within North America)
OPPORTUNITY	**OPPORTUNITY**	**OPPORTUNITY**
With increased demand for energy and mining resources, we anticipate robust growth in our Energy & Mining markets around the world.	We expect strong growth in the addressable market for fiber-reinforced polymer (FRP) composites for construction rehabilitation projects as FRP technology gains further acceptance.	We will continue to focus on our high margin, value added, tube products while rationalizing risk/return in the competitive contracting markets.
MARKET POSITION	**MARKET POSITION**	**MARKET POSITION**
We are the global leader in pipe lining and corrosion engineering services and hold a leading position in the pipe coatings market in North America.	Our newest platform includes companies that lead this market with engineering design and structural repair services.	Leading provider of municipal pipe rehabilitation in North America, Europe and Asia-Pacific.

Diversification Strategy Positions Aegion Near-Term to Achieve and Ultimately Surpass 15% Targets

AEGION


Operating Margin
15%
9.5%
6.0%-6.5%
6.3%
6.8%
2008
2009
2010
2011F
Near-Term Target


Return on Invested Capital
15%
9.0%
6.5%-7.0%
6.4%
6.7%
2008
2009
2010
2011F
Near-Term Target

2012: Operating Margin

- Energy & Mining margins improve on continued strong growth in base businesses plus higher margin large contracts for CRTS and United Pipeline Systems
- Full year contribution from higher margin Fyfe Group North America
- North American Rehabilitation margins improve because of higher margin backlog, cost discipline and savings from restructuring
- International sewer rehabilitation businesses contribute because of better margins in Europe and Asia-Pacific
  - → U.K., third party manufacturing sales
  - → Australia

2012: Return on Invested Capital

- ROIC directly correlated with operating margin and earnings growth
- Strong earnings growth expected in 2012 drives improving ROIC from 2011 to (12%-13%)
- Asset base remains stable with maintenance CAPEX less than depreciation

ENERGY & MINING GROUP | COMMERCIAL & STRUCTURAL GROUP | WATER & WASTEWATER GROUP

Strong Energy & Mining Growth and NAR Stabilization Support 2011 Guidance And Strong 2012

AEGION



Diluted EPS - Non-GAAP Excl. One-Time Items
$0.90-$1.00
$0.55
Year-to-Date 2011
2011F

Fourth Quarter Outlook

- North American Rehabilitation (NAR) continues to stabilize from restructuring and higher margin backlog primarily in Canada and Western U.S.
- Energy & Mining expected to improve sequentially because of strong performance from United Pipeline Systems and Corrpro, coatings business recovery and contributions from acquisitions
- Contribution from newly created Commercial & Structural segment

2012 Growth Drivers

Energy & Mining

- Increased offshore activity in the Gulf of Mexico improved coatings backlog sequentially by $20 million year-to-date
- United Pipeline Systems (UPS) and Corrpro expected to continue strong growth because of U.S. and international opportunities
- $48 million CRTS Saudi Aramco and $67 million Morocco UPS joint venture contracts highlight strong growth opportunities

Commercial & Structural

- Newly created platform serves commercial and governmental structures and transportation infrastructure
- Full-year contribution from Fyfe Group North America and expected pro-forma year-over-year growth

Water & Wastewater

- Expect operating profit improvement for North American Rehabilitation because of $4million to $5 million in annualized cost savings, improved bidding discipline resulting in higher margin backlog and better execution
- Continued growth expected in Australia while India and Singapore project timing remains challenging
- European markets challenging but stable; focus on greater operating efficiencies; third-party manufacturing market penetration

	9/30/10	6/30/11	9/30/11	
Company Backlog ($M)	$454.6	$410.1	$457.2	+11.5% *(from 6/30)*

Excludes UPS Morocco JV contract of $67.3 million

Unique Products and Services Define Growth Opportunity for Energy & Mining

AEGION™

North America Opportunity

- United Pipeline Systems holds substantial market share of the interference fit liner business
- Secondary recovery, shale natural gas and Canadian Oil Sands
- Aging infrastructure
- Recovery and reinvestment in the Gulf of Mexico

Middle East/North Africa Opportunity

- Saudi Aramco focus on expanding offshore production
- Acceptance of Tite Liner® continues to grow
- Market re-entry by Corrpro and recent M&A activity provides a strong footprint and presence



South America Opportunity

- Strong valuation in mineral prices has attracted consistent capital spending
- Petrobras continues to invest in production growth

Products and Services

- *International expansion through superior performance*
- *Gaining acceptance from owners drives demand*

united – United Pipeline Systems	Leader in Anti-Corrosion / Anti-Abrasion Liners
CRTS	Innovative Internal & External Field Joint Coating
corrpro	Leader in Cathodic Protection Systems and Engineering
BAYOU	High Quality Pipeline Coating & Insulation
CCSI – A Bayou Company	Specialty Custom & External Field Joint Coating

Asia-Pacific/Australia Opportunity

- Onshore gas expansion
- Offshore oil and gas production
- Mining infrastructure investment
- Wasco joint venture

Tite Liner® Performance and Installation Expertise Explains United Pipeline Systems' Growth

AEGION

Recent International Project Wins

Selection based on technical expertise, market position and proven Tite Liner® performance



OCP Morocco Phosphate - $67M

Expected Completion Date: 2012
- 135 miles slurry pipeline with HDPE lining in Khouribga basin
- 51/49 percent UPS/APTec JV



MPC Australian Sino Iron - $20M

Completion Date: October 2011
- 36 mile slurry and process water pipeline for magnetite iron ore
  → First of its kind in Australia

Financial Metrics

Average Gross Margins	25%-30%
Category Mix	51/48 oil & gas vs. mining
Middle East HDPE Market	$35M-$40M
2007-2011F Revenue Growth	>$100M in 2011 vs. $42M in 2007
Current Backlog	$63.4M (excludes $67 million OCP Morocco Project)

united
United Pipeline Systems

Tite Liner®

- World leader in tight fit HDPE liner systems for 26 years
  → Requested by top oil, gas and mining producers in every geography we serve
  → Pioneered process and equipment
- Continuous innovation drives expansion opportunity

Typical Applications

Oil and Gas	Water injection and disposal systems, CO_2, crude oil and oil emulsion, sour and wet gas, offshore seawater injection
Mining	Tailings, concentrate, acid lines, water lines
Industrial/ Municipal	Chemical slurries, sodium carbonate, corrosive effluents, force sewer mains, transmission lines

Operating Capabilities

Pipe Size	2-inch to 52-inch outer diameter
Temperature	Water: 90°C; Oil/Emulsion: 65°C; Gas: 45°C
Pressure	Liner has no limit, pressure contained by host pipe; flange connections tested to 7,500 psi
Process Fluid	Highly resistant to chemicals, acids, alkalis and salts

Morocco Phosphate HDPE Liner Project Expands Opportunity for Tite Liner® Technology

AEGION


Casablanca
Project Office
El Jadida
Jorf Lasfar Terminal Station
Jorf Pipe Yard
Camp N°1
Oumer Rbia
Construction HQ Camp N°2
Pipe Yard N°2
Oued Oum River
Pipe Yard N°3
Pipe Yard N°4
Khouribga Head Station
M.E.A.
Daoui
Camp N°3
Ouled Fares
El Halassa

Project Details

Total Phosphate Pipeline Cost	>$600M (USD)
HDPE Lining Portion	$67M
Joint Venture Partner	APTec – 49%
Pipe Diameters	12" to 36"
Corrosion and Abrasion Level	High
Expected Completion Date	End of 2012

- Complex and technically challenging project
- UPS is the largest HDPE liner contractor in the world and APTec will utilize its sister company Tehmco to produce HDPE liner in Morocco

Implications for United Pipeline Systems

- Tite Liner® introduction in Morocco market
- Enhance expertise from project complexity
- Largest contract award in UPS history

ENERGY & MINING GROUP | COMMERCIAL & STRUCTURAL GROUP | WATER & WASTEWATER GROUP

Patented Robotic Technology Positions CRTS for International Expansion

AEGION

Key Projects

- 2012-2013: $48 million Saudi Aramco Wasit – see next slide
- 2011: $5.4 million KJO: JV between Saudi Aramco and Kuwait Oil Company
- 2009: $1.3 million Kuwait Oil Company project
- 2008: $12 million Aramco Karan project

CRTS Background

- Manufactures technical equipment and delivers internal coating services for new pipeline construction
- Majority of revenues generated from service fees: Company charges the pipeline owner (or contractor) for each weld joint that is successfully coated and inspected by CRTS
- Diversified client base, which includes the world's largest oil, gas and pipeline companies and pipeline contractors

Pipeline Internal Field Joint Coatings Utilizing Specialized Robotic Equipment


Crawler / Battery Cart / Cleaner / Vacuum / Liquid Coater
CRTS

SolidWorks model of CRTS 36" Internal Field Joint Coating Robot

Offshore



Onshore

Financial Metrics

Average Gross Margins	25%-30%
Middle East Market	$35M-$40M
2007-2011F Revenue Growth	+18.3%
Current Backlog	$53.4M

$48 million Saudi Aramco Wasit Contract Largest in CRTS History

AEGION

Wasit Gas Plant Project

- $6 billion Saudi project to develop offshore natural gas field
- Over 38,000 joints to be coated onshore and offshore using CRTS robotics
- Unique CRTS robotic solution significantly increases joint coating rate, saving contractor significant costs in lay barge usage
- Majority of project to be completed in 2012, with remainder in 2013



Hasbah
Arabiyah
Karan
Khursaniyah
NEW WASIT GAS PLANT
GULF

Figure 1-1 Arabiyah & Hasbah Offshore/ Onshore Facilities

Energy & Mining Expected to Have a Strong 2011 and Even Stronger 2012

AEGION™

Middle East Region Key to Revenue Growth in 2012

LTM Revenue Through 9/30/11



3%
11%
10%
50%
27%
U.S.
Canada
South America
Middle East
Rest of World

Potential Revenue Mix in 2012



7%
23%
41%
5%
24%

2012: Backlog Suggests Strong Revenue Growth From Top Regions, Especially The Middle East

2012 Growth Drivers

- Significant contract wins with $48 million CRTS/Saudi Aramco (Wasit) and $67 million United Pipeline Systems Morocco joint venture
  - → Minimal operating expenses
- Renewed pipe coating activity in Gulf of Mexico supports coatings recovery
  - → Line of sight to $40 million; $20 million already committed in backlog
- Middle East expansion through Hockway for cathodic protection and joint ventures
- Cost discipline to maximize operating margins

	9/30/10	6/30/11	9/30/11	
Total Backlog ($M)	$156.3	$168.1	$225.6	+34% (from 6/30)

Excludes UPS Morocco JV contract of $67.3 million

Commercial & Structural Segment Brings Innovation through Fiber Reinforced Polymers

AEGION

FYFE
Tyfo FIBRWRAP Systems

- Fiber reinforced polymer (FRP) is a composite material consisting of fibers (carbon, e-glass, kevlar, etc.) in conjunction with a polymer resin system to form FRP, or Fiber Wrap
  → Aegion has the patented Tyfo® Fibrwrap® technology
- FRP materials have revolutionized the aerospace, automotive, marine and other commercial markets
- FRP composites capitalize on a high strength-to-weight ratio, low profile and inherent resistance to corrosive environments



NSF
Certified to NSF/ANSI 61

ICC ES
ESR-2103



Wide Ranging Applications for Tyfo® Fibrwrap® Reinforced Polymer Technologies

AEGION™

FIBRWRAP® The Future of Construction Technology

Solutions Sampling

Structural Strengthening	Concrete Restoration	Pipeline Repair and Renewal	Force Protection
Fibrwrap® systems are used to restore lost or missing capacity and in some cases to add up to 40% additional structural value to existing structural elements. These types of applications can be for seismic or event driven loads, or for new load conditions such as a parking structure with levels added.	The Tyfo® Concrete Repair System includes a comprehensive line of products for complete restoration including rebar treatment, polymer modified concrete and specialized epoxies for crack injection.	The patented trenchless repair methods using the Tyfo® system give pipeline owners the option to address only suspect pipe segments. This NSF Standard 61 approved precision repair material can be designed as a fully structural system with no reliance on the host pipe for internal or external loads.	Reinforcement of industrial and government infrastructure from blast loads is a growing segment for the use of Fibrwrap®. In addition to direct blast event strengthening, the materials are often used to supplement for and alleviate secondary events such as progressive collapse.






Large Diameter Pipes Present Cross-Selling Opportunities

AEGION

Install cured-in-place pipe liner where feasible, Fibrwrap® remaining scope



Pipes with multiple or extreme bends
CIPP



Pipes with manholes or laterals in need of repair
(E) MANHOLE
(E) GRADE
FIBRWRAP®
FOR PIPES 30" DIA. OR GREATER
CIPP LINER

Opportunities for Cured-in-Place Pipe (CIPP) and Fibrwrap®

- Large-diameter, high internal pressure pipes
- Access constraints not suitable for CIPP installation
- Non-circular cross sections, complex geometries and localized repairs
- Above ground pipe where external Fibrwrap® may be ideal
- Host pipe thermal expansion causing challenges for CIPP – movement, depth and multiple 90-degree bends

Cross-Selling Bid Opportunities

Jackson, Mississippi - 84-inch steel pipe requires 60 lineal foot repair with multiple bends. Thermal expansion limits use of CIPP.

Dow Chemical – Five 60- to 84-inch steel pipes require fully structural repair to critical segments. Limited access and pressure requirements eliminate CIPP as alternative.

ENERGY & MINING GROUP | COMMERCIAL & STRUCTURAL GROUP | WATER & WASTEWATER GROUP

Building Upgrades or Structural Deficiencies Are a Market for Multiple Technologies

AEGION



Application options in buildings

- Seismic retrofit to upgrade existing buildings to new code requirements
- Structural upgrades to support new uses that require increased floor loading
- Force/blast protection from external loads (terrorist/government) or internal blast as a result of production accidents (chemical/industrial)
- Corrosion or concrete spalding solutions/repair

Examples

Veer Towers - part of City Center in Las Vegas had 340 poorly constructed columns requiring structural upgrade. Fibrwrap Construction offered a high-speed, low-impact solution to provide the supplemental strength with no loss of square footage within the condominium units.

Ice Cream Plant - Ice cream manufacturing plant had wall areas with life safety concerns in the unlikely event of an industrial blast. Fibrwrap added strength to walls to avoid collapse should an explosion occur without losing valuable square footage or the need to redesign manufacturing areas.

Hutley Hotel - Deemed seismically deficient in some wall and beam areas. Fibrwrap provided a solution whereby project work could be completed while maintaining 80% occupancy rate in areas of hotel affected.

New Commercial & Structural Segment Expands Aegion's Reach

AEGION™

Current $200 Million Fiber Reinforced Polymer Market


46.0%
11.0%
19.0%
22.0%
2.0%
Buildings
Pipeline
Transportation
Industrial
Waterfront

Source: IBIS Global Reports, May 2011

Market Dynamics

- Current addressable market for Fibrwrap® is $650 million
- Expect market to expand to more than $1.5 billion by 2016
- Market growth through greater acceptance by commercial owners and engineering firms

2012 Growth Drivers

- Overall sales and operations support in high growth infrastructure markets
- Continue education efforts with engineering firms and key segment owners to expand acceptance of fiber reinforced polymer (FRP) systems, creating opportunities
- Increase in opportunities will drive consistent increase in proposals and subsequently contracted projects
- High margin business expected to contribute significantly to 2012 (first full year of acquisition)

Backlog	9/30/11
Signed Contract	$17.5M
Apparent Low Bid	$18.4M
Hard and Soft Backlog	$35.9M

Water & Wastewater Segment Expected to Stabilize in 2011; Improving Margins in 2012

AEGION™

2011 Water and Wastewater Status



North America

- Repositioned business for profitability in current market conditions
- Improved backlog in several geographic regions, higher margin projects in U.S. primarily in West

Europe

- U.K. market showing signs of improvement from poor conditions last year
- Challenges remain in several markets
- Third-party tube sales contribute to revenue growth

Asia-Pacific

- Strong growth in Australia and emerging opportunities in Malaysia
- India remains a challenging market
- Opportunistic bidding strategy

2012 Growth Drivers

- Higher margin project acquisitions in key markets including the U.S.
- Improved margins in the U.S.
  - → Bidding discipline resulting in better backlog
  - → Investment in project management and logistics to better manage large number of transactions
  - → Annualized $4-$5 million in restructuring savings for North American Rehabilitation
- Continued growth in Australia with opportunities in Malaysia
- Stabilization in Singapore and disciplined approach in India

	9/30/10	6/30/11	9/30/11
Backlog ($M)	$298.3	$242.0	$214.1

Where We Are Going

AEGION

- **2011 marks the realization of the diversification strategy launched in 2008**
  - → **Key platforms established in Energy & Mining and Commercial & Structural segments**
  - → **Sustainable growth potential to deliver higher returns and improved margins**
- **Aegion is financially strong with considerable flexibility to continue the growth strategy through opportunistic acquisitions and strategic investments**

Drivers of Growth in 2012 and Beyond

Energy & Mining	Commercial & Structural	Water & Wastewater
• 2009 acquisition of Corrpro and Bayou established capabilities in high growth energy sector • United Pipeline Systems business expanding into Middle East, South America, Mexico and Australia • 2011 acquisitions of CRTS and Hockway expanded coatings and engineering services capabilities	• 2011 acquisition of Fyfe creates a new category beyond pipeline rehabilitation • Structural rehabilitation market can deliver higher margins and strong growth in emerging fiber reinforced polymer market	• Taken the necessary steps to reposition North American Rehabilitation for improved operating margins despite a challenging market environment • Target high growth segments, such as Asia-Pacific

Appendix

Non-GAAP Third Quarter and YTD Financial Results

AEGION

(in $ Thousands Except EPS)	3Q'11	3Q'10	YTD'11	YTD'10
Revenues	$246,218	$239,585	$681,790	$668,959
Gross Profit	$52,629	$61,419	$139,643	$169,298
Gross Margins	21.4%	25.6%	20.5%	25.3%
Operating Income	$17,087	$26,955	$30,742	$62,208
North America Sewer Rehab	$4,916	$11,944	$3,066	$28,864
European Sewer Rehab	$1,958	$1,323	$4,281	$2,524
Asia-Pacific Sewer Rehab	$(173)	$295	$(692)	$343
Energy and Mining	$10,254	$13,393	$23,955	$30,477
Commercial and Structural	$132	--	$132	--
Operating Margins	6.9%	11.3%	4.5%	9.3%
Equity Earnings	$916	$2,792	$2,531	$5,470
Net Income (attributable to common shareholders)	$10,775	$18,826	$21,661	$43,141
Diluted Earnings-per-share	$0.27	$0.48	$0.55	$1.10

Excludes non-recurring events

Non-GAAP Reconciliation

AEGION

Reconciliation of Non-GAAP Earnings-per-Share

Income from Continuing Operations $ per Share	Calendar Year		Third Quarter		Nine Months	
	2011 Guidance	2010	2011	2010	2011	2010
Diluted Earnings (Loss) per Share	**$0.65-$0.75**	**$1.54**	**$0.03**	**$0.48**	**$0.30**	**$1.10**
Restructuring Charges, Net	$0.04	--	$0.04	--	$0.04	--
Acquisition Charges, Net	$0.10	--	$0.09	--	$0.10	--
Senior Note Redemption	$0.11	--	$0.11	--	$0.11	--
Diluted Earnings (Loss) per Share **Excluding One-time Items**	**$0.90-$1.00**	**$1.54**	**$0.27**	**$0.48**	**$0.55**	**$1.10**

Strong Earnings Growth Outlook and Healthy Balance Sheet Positions Company to Continue Growth Strategy

AEGION

2008-2010 Uses of Cash



Debt Payments
6.8%
Other
3.2%
CAPEX
17.5%
Acquisitions
73.3%
Acqiusitions
CAPEX
Debt Payments
Other

Use of Cash

- Continued focus on attractive acquisition opportunities to enhance growth prospects within Energy & Mining and Commercial & Structural segments
- Expect maintenance level capital expenditures less than depreciation
  - → High return CAPEX for CRTS/Wasit project
- Pay down debt to strengthen balance sheet for future growth opportunities
- Share Repurchase Program
  - → Board of Directors authorized a $10 million repurchase plan
    - $5 million for remainder of 2011
    - $5 million in 2012
  - → Maximum allowable under existing debt covenants
  - → Execution through Rule 10b5-1